EXHIBIT 10.47


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            [Letterhead of Meridian Bank, International Department]





AMENDMENT                                             DATED: December 22, 1995

MONTGOMERY COUNTY INDUSTRIAL             Credit Number:
DEVELOPMENT CORPORATION                  00603824
SUITE 100, BLUE BELL WEST                Opener Reference No:
650 SKIPPACK PIKE                                            00603824
BLUE BELL, PA  19432

Dear Sirs:

We are instructed by:

SURGICAL LASER TECHNOLOGIES INC/
DIVERSIFIED PROP-EQUITY GROUP INC/
SLT RENTALS INC/SLT TECHNOLOGY INC
/SLT PROP INC 200 CRESSON BLVD.
OAKS, PA 19456

By order of SURGICAL LASER TECHNOLOGIES INC/ to amend our credit 00603824 as issued in your favor.

This amendment is an integral part of the original credit,

 Amended terms:

L/C Amount decreased by: 53,823.53
For a new total amount issued: 575,607.00

Expiration date: December 31, 1996

All other terms and conditions of the original credit instrument remain unchanged.
When presenting your draft (s) and documents or when communicating with us please quote our reference number shown above.



                                    Yours very truly,

                                    D. RUCK
                                    ----------------------
                                    Meridian Bank
                                    Authorized Signature

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